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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)   May 20, 2005

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                   1-7598               94-2359345
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  (State or Other Jurisdiction    (Commission File        (IRS Employer
       of Incorporation)              Number)           Identification No.)

          3100 Hansen Way, Palo Alto, CA                     94304-1030
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      (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code   (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

        The Common Stock (NYSE/PE: VAR) and associated stock purchase rights of Varian Medical Systems, Inc. (the "Company") is currently listed on the New York Stock Exchange and on the Pacific Exchange. On May 19, 2005, the Board of Directors of the Company approved the withdrawal of the Company's Common Stock and associated stock purchase rights from listing and registration on the Pacific Exchange, citing that the Board of Directors and management of the Company determined that the benefits of remaining listed on the Pacific Exchange did not justify the associated expense and administrative burdens. The delisting will not be effective until the Pacific Exchange and the Securities and Exchange Commission issuer delisting requirements have been satisfied. The Company's Common Stock and associated stock purchase rights will remain listed on the New York Stock Exchange.

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

        On May 19, 2005, the Board of Directors of the Company approved amendments to the Company's By-Laws, which were effective immediately. The amendments to the Company's By-Laws, in Sections 11, 19, 53 and 71, are as follows:

        Section 11, "Voting and Required Vote", amended to add "... and entitled to vote on the subject matter." at the end of the penultimate sentence.

        Section 19, "Special Meetings; Notice", amended to add "Notice of the time and place of Special Meetings shall be delivered personally or by telephone to each director or sent by first-class mail, facsimile, electronic transmission, or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by facsimile, electronic transmission, telephone or telegram, it shall be delivered at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. Unless otherwise required by these By-Laws, the notice need not specify the purpose of the meeting. The notice need not specify the place of the meeting, if the meeting is to be held at the principal executive office of the corporation. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a Special Meeting."

        Section 53, "Stock Certificates; Book-Entry Accounts", amended to provide that stock certificates for the Company may be signed by, or in the name of the Company by, the Chairman or Vice Chairman of the Board, or the President or any Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or any Assistant Secretary of the Company.

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        Section 71, "Waiver of Notice", amended to allow for a waiver by electronic transmission by the person entitled to notice.

        A copy of the amended and restated By-Laws is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

        (c) Exhibits.

            99.1 Amended and Restated By-Laws of Varian Medical Systems, Inc., effective May 19, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Varian Medical Systems, Inc.

                                       By:    /s/ JOSEPH B. PHAIR
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                                       Name:  Joseph B. Phair
                                       Title: Vice President, Administration and
                                              General Counsel

Dated:  May 20, 2005

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                                  EXHIBIT INDEX

Number                                   Exhibit
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 99.1    Amended and Restated By-Laws of Varian Medical Systems, Inc, effective
         May 19, 2005.